UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-06395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Semtech Corporation (“Semtech”) with the Securities and Exchange Commission on January 12, 2023 (the “Original 8-K”). This Form 8-K/A is being filed solely for the purpose of providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with Semtech’s previously reported acquisition of Sierra Wireless, Inc., a corporation existing under the Canada Business Corporations Act (“Sierra Wireless”), pursuant to the Arrangement Agreement, dated as of August 2, 2022, by and among Semtech, 13548597 Canada Inc., a corporation formed under the Canada Business Corporations Act and a wholly-owned subsidiary of Semtech, and Sierra Wireless (the “Acquisition”).

This Form 8-K/A amends and supplements the Original 8-K to include the historical audited and unaudited combined financial statements of Sierra Wireless and the pro forma financial information required by Item 9.01 of Form 8-K that were not included in the Original 8-K in reliance on the instructions to such item. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and Semtech has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

Semtech is filing: (i) as Exhibit 99.1 to this Form 8-K/A, Sierra Wireless’ audited consolidated financial statements as of and for the years ended December 31, 2021 and 2020; (ii) as Exhibit 99.2 to this Form 8-K/A, Sierra Wireless’ unaudited consolidated financial statements as of September 30, 2022 and for the three months and nine months ended September 30, 2022; and (iii) as Exhibit 99.3 to this Form 8-K/A, the unaudited pro forma condensed combined consolidated financial statements of Semtech and Sierra Wireless, consisting of the unaudited pro forma condensed combined consolidated balance sheet of Semtech and Sierra Wireless as of October 30, 2022 for Semtech and September 30, 2022 for Sierra Wireless, giving effect to the Acquisition as if it had occurred on October 30, 2022, and the unaudited pro forma condensed combined consolidated income statements of Semtech and Sierra Wireless for the year ended January 30, 2022 and nine months ended October 30, 2022, giving effect to the Acquisition as if it had occurred on February 1, 2021.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only. It does not purport to represent the actual results of operations that Semtech and Sierra Wireless would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Acquisition was consummated.

This Form 8-K/A does not modify or update the consolidated financial statements of Semtech included in the Semtech’s Annual Report on Form 10-K for the year ended January 30, 2022, nor does it reflect any subsequent information or events.

(a)  Financial Statements of Business Acquired

The audited consolidated financial statements of Sierra Wireless as of and for the years ended December 31, 2021 and 2020, and the unaudited consolidated financial statements of Sierra Wireless as of September 30, 2022 and for the three months and nine months ended September 30, 2022, with the accompanying notes, are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A.

(b) Pro	Forma Financial Information

The unaudited pro forma condensed combined financial information that gives effect to Semtech’s acquisition of Sierra Wireless is filed herewith as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits.

Exhibit Number	Description

23	Consent of Ernst & Young LLP, independent registered public accounting firm for Sierra Wireless

99.1	Audited consolidated financial statements of Sierra Wireless as of and for the years ended December 31, 2021 and 2020.

99.2	Unaudited consolidated financial statements of Sierra Wireless as of September 30, 2022 and for the three months and nine months ended September 30, 2022.

99.3	Unaudited pro forma condensed combined consolidated financial statements of Semtech and Sierra Wireless, consisting of the unaudited pro forma condensed combined consolidated balance sheet of Semtech and Sierra Wireless as of October 30, 2022 for Semtech and September 30, 2022 for Sierra Wireless, and the unaudited pro forma condensed combined consolidated income statements of Semtech and Sierra Wireless for the year ended January 30, 2022 and nine months ended October 30, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date: March 24, 2023	/s/ Emeka N. Chukwu
	Name:	Emeka N. Chukwu
	Title:	Chief Financial Officer